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                        STANDARD INDUSTRIAL LEASE -- NET

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]


1. PARTIES. This Lease, dated, for reference purposes only, as of March 1, 1994, is made by and between RALPHS GROCERY COMPANY, a Delaware corporation (herein called "Lessor") and SIMPLY FRESH FRUITS, INC. AND NATIONWIDE PRODUCE COMPANY (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 1995 E. 20th Street, Los Angeles, California and described as See Exhibit A attached hereto and made a part hereof

                THIS LEASE IS ENTERED INTO ON AN "AS IS" BASIS.

Said real property including the land and all improvements therein, is herein called "the Premises":

3.       TERM.

         3.1 TERM. The term of this Lease shall be for ten (10) years commencing on the Effective Date (see p. 1 of Rider) and ending on at the end of the month following the tenth anniversary of the Effective Date, unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessor on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessor hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessor may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $21,000.00, in advance, on the first day of each month of the term hereof, subject to Sections 3 and 4 of the Rider attached hereto. Lessee shall pay Lessor subject to Sections 3 and 4 of the Rider attached hereto, the execution hereof $21,000.00 as rent for the third month of the term hereof.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $42,000.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) of the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.      USE.

         6.1 USE. The Premises shall be used and occupied only for industrial use (excluding manufacturing, but including food processing and packaging) which shall not result in or increase any liability of Landlord (including but not limited to any environmental liability or any liability relating to toxic or hazardous materials or substances) and for no other purpose or any other use which is reasonably comparable and for no other purpose.

         6.2     COMPLIANCE WITH LAW.

                 Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessor of the Premises. Lessor shall not use nor permit the use of the Premises in any manner that will tend to create wysin or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

         6.3     CONDITION OF PREMISES.

                 Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.       MAINTENANCE, REPAIRS AND ALTERATIONS.

         7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non-structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall maintain in good condition the air conditioning system, ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, loncos and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

         7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in good condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned.


                                     NET                    initials:
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(c)American Industrial Real Estate Association 1980

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by the Installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

         7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten
(10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

         7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

         7.5  ALTERATIONS AND ADDITIONS.

         (a) Lessee shall not, without Lessor's prior written consent make any non-structured or minor alterations, improvements, additions, or Utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $50,000 in each instance. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the structure or exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's lien and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, of its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs to participating in such action if Lessor shall decide it is to its best interest to do so.

         (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8.       INSURANCE INDEMNITY.

         8.1  INSURING PARTY. As used in this Paragraph 8, the term
"insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The Insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party. Lessor shall also maintain the liability insurance described in Paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said Paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

            8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant therein. Such insurance shall be a combined single limit policy in an amount not less than 1,000,000 per occurrence. The policy shall insure performance by Lessee of the Indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

            8.3  PROPERTY INSURANCE.

                 (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such form is used in the Insurance Industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement detailing the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.


                 (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other buildings or building if said increase is caused by Lessor's acts, omissions, use or occupancy of the Premises.

                 (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under Paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this Paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

     8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under Paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, storm, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.


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9.  DAMAGE OR DESTRUCTION.

    9.1 DEFINITIONS.

    (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

    (b) "Premises Total Destruction: shall herein mean damage or destruction to the Promises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

    (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

    9.2 PARTIAL DAMAGE--INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.0, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessor is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

    9.3 PARTIAL DAMAGE--UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

    9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

    9.5  DAMAGE NEAR END OF TERM.

         (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of this date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

    9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

    9.7 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

    9.8 WAIVER. Lessor and Lessee waive the provisions of any ________ which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

    10.1 PAYMENT OF TAXES. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease.
All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case, Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate than allowable by law.

    10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "rent property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

    10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.4  PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

    12.1 LESSOR'S CONSENT REQUIRED. Except for assignments and subletting to entities which are "Affiliates" of Lessee, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease. shall not unreasonably withhold or delay. For the purpose of this Lease "Affiliates" means any corporation owned by, controlled by or under common control of Lessee.

    12.2 Notwithstanding Section 6.1, Lessee shall be permitted to sublease to subtenants whose use shall be for produce storage, without Lessor's prior written consent. Lessee shall provide Lessor with copies of each such sublease upon the execution thereof.

    12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent in any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees.




                                            Initials      [ILLEGIBLE]
                                                     --------------------

                                                          [ILLEGIBLE]
                                                     --------------------
of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

        12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any action proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. DEFAULTS; REMEDIES.

        13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

        (a) The vacating or abandonment of the Premises by Lessor.

        (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

        (c) The failure by Lessee to observe or perform any of the convenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessor's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such turn to completion.

        (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

        (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder, and any of them, was materially false.

        13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor, in such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of owned by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this lease.

        (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

        (c) Pursue any other remedy now or thereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event late than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereinafter diligently prosecutes the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that into payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and later charges which may be imposed on Lessor by the terms of any mortgage or trust deed within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6 3/4 of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessor's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

        13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due. Lessee shall pay to Lessor, upon Lessor's right and, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessor to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of rent property tax and insurance premiums.


14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminating this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the ???, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's made fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to completes such repair.


15. BROKER'S COMMISSION. Lessor shall be responsible for the payment of any brokerage commission required by any separate written agreement by and between Lessor and "Lee and Associates Commercial Real Estate" relative to this transaction.

     * See Section 4 of Lease Rider.



J. ESTOPPEL CERTIFICATE.

        (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessors ??? in writing (i) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and ??? that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and ??? acknowledging that there are not, to Lessee's knowledge, any incurred defaults on the part of Lessor hereunder, or specifying such default if ??? are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises.

        (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lease (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

        (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor all the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly health provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.     TIME OF ESSENCE.  Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed or render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptances of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of the Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30.     SUBORDINATION.

        (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and in any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact.
Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 270 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee may place any sign upon the premises without damage to the premises and provided same is in accordance with applicable laws and governmental authorities. Lessee shall remove the sign upon expiration or termination of this Lease and shall restore the Premises to its original condition.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and revisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire form hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.     OPTIONS.
        39.1    Intentionally Omitted.

        39.2 OPTIONS PERSONAL. Each option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

        39.4  EFFECT OF DEFAULT ON OPTIONS.

        (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessor) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 3.1(d), 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

        (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option. If, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) of 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payments to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties. Lessee agrees to provide security reasonably necessary to protect the premises.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessor. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. INSURING PARTY. The insuring party under this lease shall be the Lessee. All insurance shall name Lessor and Lessor's lender as additional named insureds.

SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME
THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE
    BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE ON THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease in the place on the dates specified immediately adjacent to their respective signatures.

                                         RALPHS GROCERY COMPANY,
Executed at Los Angeles, California      a Delaware corporation
            ------------------------     -----------------------------------

on                                       By     [ILLEGIBLE]
  ---------------------------------         --------------------------------
                                                 Sr. Vice President
Address 1100 W. Artesia Blvd.            By General Counsel & Secretary
       ----------------------------         --------------------------------
        Compton, CA 90220
- -----------------------------------           "LESSOR" (Corporate seal)
                                         SIMPLY FRESH FRUITS, INC.,
Executed at                              A California corporation
            -----------------------      -----------------------------------

on                                       By     [ILLEGIBLE]
  ---------------------------------         --------------------------------
                                         NATIONWIDE PRODUCE COMPANY,
Address                                  a Minnesota corporation
       ----------------------------
                                         By     [ILLEGIBLE]
- -----------------------------------         --------------------------------
                                               "LESSEE" (Corporate seal)


For these forms write or call the American Industrial Real Estate Association, 350 South Figueror St., Suite 275, Los Angeles, CA 90071 (200) 687-8777

                                    Rider
                        Attached to and Made a Part of
                          Industrial Building Lease
                              dated March 1, 1994
              by and between Ralphs Grocery Company as Landlord
                      and Simply Fresh Fruits, Inc. and
             Nationwide Produce Company as Tenant (the "Lease")



          Notwithstanding any provision contained in the Lease to the contrary, Landlord (Lessor) and Tenant (Lessee) hereby agree as follows:

         1. Lender Approval. Landlord's obligations hereunder are expressly contingent upon Landlord's obtaining the written consent of the Metropolitan Life Insurance Company, a New York corporation ("Met Life"), within sixty (60) days after the date hereof, upon terms and conditions (if any) acceptable to Landlord. In the event Landlord has not received said consent within the aforementioned time period, Landlord shall so notify Tenant in which event, the Lease (including this Rider) shall be automatically terminated, and neither party shall have any further liability hereunder.

         In the event Landlord obtains said Met Life consent, the Lease shall be effective ten (10) business days thereafter, or upon such other date that Landlord and Tenant may mutually agree upon in writing ("Effective Date").

         2. Tenant Work. Tenant shall, at its sole cost and expense, (i) repair the roof of the Premises and (ii) place the refrigeration systems in and upon the Premises in good working order (collectively, "Tenant's Work"), in a good and workmanlike manner, within 90 days after the date Tenant is given possession of the Premises.

         In the event Tenant shall fail to timely complete all of Tenant's Work with said time period, Tenant shall be obligated to pay Landlord liquidated damages equal to One Hundred Fifty Thousand Dollars ($150,000).

          3. Rent Abatement. Provided Tenant is not in default of its obligations hereunder, and provided no fact or condition exists which with the giving of notice or passage of time would constitute a default hereunder, Minimum Rent pursuant to Section 4 of the Lease (and no other financial obligations of Tenant under the Lease) shall be abated for the first two (2) months of the term of the Lease.

          4. Additional Remedies on Tenant Default. In the event Tenant shall default in its obligations under this Lease and, as a result this Lease is terminated by Landlord prior to the expiration of the Term, Tenant, in addition to the specified in Section 13.2 of the Lease, shall be liable to Landlord for all damages calculated pursuant to California Civil Code Section 1951.2 including, as an amount necessary to compensate Landlord for all other detriment proximately caused by Tenant's default, the unamortized amount, as of the date of termination of the Lease ("Termination Date"), of the sum of the following:

                        (i) all brokerage commissions and legal fees paid or incurred by Landlord in connection with this Lease, plus

                       (ii) all rent abatements and/or cash allowances provided by Landlord to Tenant under this Lease, plus

                      (iii) the costs of all tenant improvement work (including any architectural fees asso-





                                        1.

                          ciated therewith) paid or incurred by Landlord under this Lease,

    which costs, together with interest thereon at the rate of 12% per annum, shall be amortized on a straight-line basis over the Term of this Lease.

         In addition to the foregoing, the Landlord shall have the additional remedies described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations).

         5.   Rent Adjustments.   Rent (pursuant to Section 4 of the [printed
    form] Lease) shall be adjusted as follows:

         Months 1 - 36 (both inclusive) $21,000 per month (subject to Paragraph 3 above)

         Months 37 - 72 (both inclusive) $22,890 per month

         Months 72 - 108 (both inclusive) $24.950.10 per month

         Months 108 - 120 (both inclusive) $27,195.61 per month

         6. Option to Purchase. Landlord hereby grants to Tenant the option to purchase Landlord's right, title and interest in the real property commonly known as 1995 E. 20th Street, Los Angeles, and described in Exhibit A attached hereto and made a part hereof, subject to and upon the following conditions:

              (a) As-Is Condition. Buyer acknowledges that it has inspected the Property and that the Property is being conveyed on AN ABSOLUTELY AS-IS BASIS, INCLUDING BUT NOT LIMITED TO AS-IS WITH RESPECT TO ALL SYSTEM, FIXTURES, EQUIPMENT, PERSONAL PROPERTY, APPLIANCES, COMPONENTS (STRUCTURAL OR OTHERWISE) AND ENVIRONMENTAL MATTERS.


         SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSLY OR IMPLIEDLY, EXCEPT AS MAY BE EXPRESSLY CONTAINED IN THIS RIDER, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED, TITLE TO THE PROPERTY SHALL BE AS DESCRIBED IN CONTINENTAL LAWYER'S TITLE PRELIMINARY REPORT NUMBER 4085034-39 DATED JULY 13, 1993, PROVIDED HOWEVER THAT THE FOLLOWING EXCEPTIONS SHALL BE DELETED THEREFROM AT CLOSE OF ESCROW; Items 7, 8, and 9 of SCHEDULE B THEREOF.

         Tenant hereby acknowledges that it has previously reviewed and approved of the Property, all systems, fixtures, appliances and personal property
    (if any) associated therewith, including but not limited to all environmental and/or asbestos reports known to Landlord, the condition of title and all underlying documents, an ALTA Survey, zoning, real property taxes and assessments and all other matters of material concern to Tenant as a prospective purchaser thereof.

              (b) The purchase price shall be Four Million Five Hundred Thousand Dollars ($4,500,000.00), subject to subsection (c) below. Tenant shall not receive a credit against said purchase price for any rents or other sums payable pursuant to this Lease. This Lease shall be deemed terminated upon the close of escrow, provided however that any obligations accrued prior to the date of close of escrow shall survive said termination.

              (c) Notice. Tenant may exercise the foregoing option to purchase by written notice delivered to and received by Landlord (i) between August 15, 1996 and August 14, 1997, in which event the purchase price shall be $4,500,000; or (ii)




                                        2.

between August 15, 1997 and August 14, 1998, in which event the purchase price shall be $4,750,000.

        Any such notice must be accompanied with a deposit (which Landlord shall place in escrow) of $100,000 by certified or cashier's check. Close of escrow shall occur ninety (90) days after Landlord's receipt of said notice and said funds.

                (d) No Default by Tenant. Tenant may not exercise said option to purchase and said option to purchase shall be deemed null and void ab initio, if Tenant is in default of its obligations hereunder as of the date of exercise of the option, or on the date escrow is scheduled to close, or if any fact or condition exists which with the giving of notice or passage of time would constitute a default hereunder.

        7. Real Property Taxes: Right to Contest. Landlord has previously filed objections to the current real property taxes affecting the Premises, with the Los Angeles County Assessor. Subsequent to the conclusion of all proceedings in such regard, Landlord shall notify Tenant of the result of said objections, and thereafter either party may contest, object to or oppose (herein "Contest") any tax, assessment, imposition or charge of which Tenant is required by this Lease to pay all or a portion, provided that prompt notice of such Contest shall be given to the other party. Each party agrees to cooperate with the contesting party at no out-of-pocket expense to the noncontesting party in any such Contest. Tenant may pay under protest any tax, assessment, imposition or charge which is the subject of a Contest, provided same does not and will not expose Landlord to any penalty, fine, criminal proceeding or increase in taxes, or to danger of sale or seizure of its interest in the real property as a result of any Contest. Tenant shall continue to pay all Taxes required to be paid by Tenant pursuant to this lease except those that may be deferred while the subject of a Contest. The expense of the Contest shall, as far as possible, be paid from any benefits, if any, received therefrom, and thereafter by the party which initiated the Contest.

        8.      Hazardous Materials.

                (a) The term "Hazardous Materials" shall include without limitation:

                        (i) Those substances included within the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," or "solid waste" in the Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections
6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C.
Sections 1001 et seq., and in the regulations promulgated pursuant to said laws;

                        (ii) Those substances defined as "hazardous substances," "hazardous materials," or "hazardous wastes" in Section 25117,
Section 25201(f), Section 25316, Section 25501(j), Section 25501(k) and/or
Section 22501(I) of the California Health & Safety Code, and in the regulations promulgated pursuant to said laws;

                        (iii) Those chemicals known to cause cancer or reproductive toxicity, as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Sections 25249.5 et seq. of the California Health & Safety Code;

                        (iv) Those substances defined as "waste" in Section 13050(d) of the California Health & Safety Code;

                        (v) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments





                                     3.

thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                        (vi) Any material, waste or substance which is (A) petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel, or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clear Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, 15 U.S.C. Sections 2601 et seq.; (F) flammable explosives; or (G) radioactive materials; and

                        (vii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States Government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

                (b) Tenant will not use, generate, store, release or dispose of on, under or about the Premises or transport to or from the Premises any Hazardous Materials or allow any other person or entity to do so except as permitted by and in compliance with all Environmental Laws. The term "Environmental Law(s)" shall mean any federal, state or local law, statute, ordinance, or regulation or rule of common law pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises, including without limitation CERCLA and RCRA (as defined above).

                (c)     Tenant shall give prompt written notice to Landlord of:

                        (i) any proceeding, inquiry, notice or other communication by or from any governmental authority with respect to the presence of any Hazardous Materials on the Premises or the migration thereof from or to other property;

                        (ii) all claims made or threatened by any third party against Tenant or the Premises relating to any Hazardous Materials alleged to be present thereon.

                (d) Without limiting any other rights of Landlord under this Lease, Landlord is authorized by itself, its agents, employees or workmen upon reasonable notice to Tenant to enter at any reasonable time upon any part of the Premises for the purposes of inspecting the same for Hazardous Materials and Tenant's compliance with the covenants contained herein and, if Landlord reasonably believes that Hazardous Materials are present, such inspections may include soil borings so long as such borings are undertaken in a reasonable manner and Tenant is held harmless from any damages in connection therewith. Landlord is under no duty, however, to visit or observe the Premises or to conduct tests, and any such acts by Landlord shall be for the sole purpose of protecting and preserving Landlord's interest in the Premises. In no event shall any site visit, observation or testing by Landlord be a representation that Hazardous Materials are or are not present in, on, or under the Premises or that there has been or shall be compliance with any applicable governmental law. Neither Tenant nor any other party is entitled to rely on any site visit, observation or testing by Landlord. Landlord owes no duty or care to protect Tenant or any other party against any Hazardous Materials, or any other adverse condition affecting the Premises.

                (e) Without limiting any other obligations of Tenant under this Lease, Tenant agrees to indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord,





                                       4.

and the directors, officers, shareholders, employees and agents of Landlord, harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims after consultation with Tenant), interest or losses, including reasonable attorneys' and paralegals' fees and expenses (including any such fees and expenses incurred in enforcing this Lease or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the presence, reasonably suspected presence, release or reasonably suspected release or the actual or attempted removal, treatment, handling, containment, transportation and/or disposal of any Hazardous Material in or into the air, soil, surface water, groundwater or soil vapor at, on, about, under, within, from or with respect to the Premises, or any portion thereof including, without limitation, monitoring for the presence thereof by Tenant, attributable in whole or in part, to a violation of this paragraph by Tenant or otherwise attributable directly or indirectly, in whole or in part, to the acts or omissions of Tenant, its directors, officers, shareholders, partners, employees, agents, invitees, or licensees. In the event Landlord shall suffer or incur any such Costs, Tenant shall pay to Landlord the total of all such Costs suffered or incurred by Landlord upon demand therefor by Landlord. Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover Costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any cleanup, containment, remedial, removal or restoration work heretofore or hereafter performed by or for Tenant or required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person because of the presence, suspected presence, release or suspected release of any Hazardous Material in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof), any claims of third parties for loss or damage due to such Hazardous Material. In addition, the indemnification provided by this Section shall include, without limitation, all loss or damage sustained by Landlord or any third party due to any Hazardous Material (i) that is present or suspected to be present in the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof) on or before the date of this Lease, or (ii) that migrates, flows, percolates, diffuses or in any way moves onto, into or under the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof) after the date of this Lease, irrespective of whether such Hazardous Material shall be present or suspected to be present in the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof) as a result of any release, discharge, disposal, dumping, spilling, or leaking (accidental or otherwise) onto the Premises (or any portion thereof) occurring before, on or after the date of this Lease or caused by any person or entity or (iii) for which there have been an actual or attempted removal, handling, containment, transportation and/or disposal by Tenant or any other person or entity irrespective of whether the same shall have been illegally and/or not fully or properly performed or completed; provided however that (i) the provisions of this Section shall not apply to Costs associated with the release, discharge, disposal, dumping, spilling or leaking onto the Premises of Hazardous Materials first occurring after the expiration or termination of this Lease; and (ii) the provisions of this Section shall only apply to Costs attributable in whole or in part, to a violation of this paragraph by Tenant or otherwise attributable directly or indirectly, in whole or in part, to the acts or omissions of Tenant, its directors,





                                      5.

officers, shareholders, partners, employees, agent, invitees, or licensees.

                (f) In the event any investigation or monitoring of site conditions or any cleanup, containment, restoration, removal or other remedial work (collectively "Remedial Work") is required under any applicable federal, state or local law or regulation by any judicial order, or by any governmental entity, or in order to comply with any agreements because of, or in connection with, any occurrence or event described in Paragraph (e) above, Tenant shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord, and under the supervision of a consulting engineer, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, the charges, of such contractor(s) and/or the consulting engineer, and Landlord's reasonable attorneys' and paralegals' fees and costs incurred in connection with monitoring or review or such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be Costs within the meaning of Paragraph (e) above. All such Costs shall be due and payable upon demand therefor by Landlord.

        9. Fence. Tenant (at its sole cost and expense) shall install a fence immediately adjacent to the property line between Landlord's property and the Nishimoto Parcel, provided said fence shall not encroach, at all, upon the Nishimoto Parcel or upon any other land not owned by Landlord.

        10. Joint and Several. The obligations of Simply Fresh Fruits, Inc. and Nationwide Produce Company under this Lease are joint and several.

        Simply Fresh Fruits, Inc. ("SFF") and Nationwide Produce Company ("NPC") hereby designate and appoint Mark Strongin (the "Tenant Representative") to act on behalf of both of said companies with respect to all notices, communications, demands, correspondence with Landlord, and any and all acts (including but not limited to writings) and/or omissions of the Tenant Representative shall be binding upon both SFF and NPC unless and until Landlord shall receive designation of a new "Tenant Representative" in a writing signed by duly authorized officers of both SFF and NPC. Exercise of any option to purchase (or notice thereof) must be made, in writing, by the then-authorized Tenant Representative, whose notice of exercise shall bind both SFF and NPC.

RALPHS GROCERY COMPANY,                 SIMPLY FRESH FRUITS, INC.,
a Delaware corporation                  a California corporation


By:        [ILLEGIBLE]                  By: /s/ MARK STRONGIN
   --------------------------------         -----------------------------------

Its: Sr. Vice President                 Its: President
     General Counsel & Secretary


By:                                     By:     [ILLEGIBLE]
   --------------------------------         -----------------------------------

Its:                                    Its: President

    -------------------------------          ----------------------------------
                         "LANDLORD"                                    "TENANT"


                                                        and




                                       6.

                                        NATIONWIDE PRODUCE COMPANY,
                                        a Minnesota corporation


                                        By:     [ILLEGIBLE]
                                           -----------------------------------

                                        Its: President
                                            ----------------------------------


                                        By:
                                           -----------------------------------

                                        Its:
                                            ----------------------------------
                                                                      "TENANT"





                                      7.

                                Exhibit A

       The property referred to in this Lease is situated in the State of California, County of Los Angeles and is described as follows:

       LOTS 2 AND 3 OF TRACT NO. 24393, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 641, PAGE(S) 1 TO 4 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

       EXCEPTING THEREFROM ALL MINERALS, COAL, OIL, PETROLEUM AND KINDRED SUBSTANCES AND NATURAL GAS UNDER AND IN SAID LAND TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS TO AND FROM SAID LAND FOR THE PURPOSE OF PROSPECTING, DEVELOPING, WORKING, REMOVING AND ENJOYING SUCH MINERALS, COALS, OILS, PETROLEUM AND KINDRED SUBSTANCES AND NATURAL GAS, AS GRANTED TO HAMMOND-CALIFORNIA REDWOOD CO., A CORPORATION, BY DEED RECORDED OCTOBER 28, 1957 IN BOOK 55954 PAGE 376 OF CALIFORNIA RECORDS.

       THE RIGHT TO ENTER THE SURFACE AND THE SUBSURFACE TO A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND WAS QUITCLAIMED TO THE RECORD OWNER BY DEED RECORDED DECEMBER 24, 1957 IN BOOK 56307 PAGE 438, AS INSTRUMENT NO. 1488 OF OFFICIAL RECORDS.




                                       8.

THIS INSTRUMENT PREPARED BY   )
AND AFTER RECORDING MAIL TO:  )

RALPHS GROCERY COMPANY        )
1100 W. ARTESIA BLVD.         )
COMPTON, CA 90220             )
Attn: Legal Department        )


                       ASSIGNMENT OF INTEREST IN LEASE


        Nationwide Produce Co., a Minnesota corporation, ("Assignor"), hereby assigns all of its right, title and interest in and to that certain Lease dated March 1, 1994, by and between Ralphs Grocery Company, a Delaware corporation as Landlord ("Ralphs") and Assignor and Simply Fresh Fruits, Inc., a California corporation ("Simply Fresh") jointly and severally, as Tenant (the "Lease") to Davalan Sales, Inc., a California corporation ("Assignee") subject to and upon the following terms and conditions:

        1. Consents. Ralphs Grocery Company and Simply Fresh must consent to this instrument no later than October 12, 1995.

        2. Security Deposit. Assignee shall deliver a certified or cashier's check in the amount of $21,000 to Ralphs Grocery Company, as a security deposit, to be held under the terms of the Lease, no later than October 12, 1995. By providing its written consent below, Simply Fresh acknowledges that Simply Fresh's share of the $42,000 security deposit presently held by Ralphs is equal to $21,000.00.

        3.    Past Due Rent.

              (A) Assignor hereby acknowledges that it owes Ralphs past-due rent for the month of August, 1995, in the amount of $12,600. Upon Ralphs' receipt of $21,000 in security deposit from Assignee pursuant to Paragraph 2 above, Ralphs will retain $12,600.00 of the $21,000.00 security deposit (i.e., the portion thereof attributable to Assignor) in payment of said past due rent in the amount of $12,600, leaving a balance due Assignor of $8,400.00. Assignor hereby acknowledges and agrees that any and all real estate tax refund monies owed by Ralphs to Assignor and/or Simply Fresh pursuant to the Lease are to be deemed to belong solely to Simply Fresh, and Assignor hereby releases and relinquishes any claim thereto and directs Ralphs to remit all of same to Simply Fresh.

           (B) Assignee hereby agrees to pay to Ralphs, by certified or cashier's check, the sum of $25,200, no later than October 12, 1995, in payment of past-due rent for September and October, 1995, and Assignee agrees to thereafter timely pay to Ralphs (i.e., on or before the first day of each month thereafter) all rent and other charges under the Lease.

        4. Certain Lease Provisions Excluded. Notwithstanding any provision contained herein or in the Lease to the contrary, Assignee, Assignor, Ralphs and Simply Fresh hereby expressly agree that the provisions of Section 6 of the Rider attached to and made a part of the Lease are not transferred and/or assigned to Assignee. From and after the signing of this Assignment of Interest in Lease, neither Assignor nor Assignee shall have any right, title or interest in Section 6 of the Rider attached and made a part of the Lease.

        5. Broker. Assignor and Assignee expressly agree that Ralphs has and shall have no liability with respect to any real estate broker, finder or agent relative to this Assignment, and Assignor and Assignee hereby expressly agree to forever indemnify, defend and hold Ralphs harmless from any claim, action, cause of action, cost, expense, damage, judgment, etc. brought by any such broker, finder or agent.

        6. No Release. By consenting hereto, Ralphs does not release Assignor from any liability or obligation it may have by virtue of any act or omission of Assignor accruing or arising prior to the date hereto, including but not limited to any obligation to pay or contribute to common area expenses, or utilities, or relative to any environmental liability (if any) or otherwise.


                        ASSIGNOR:       Nationwide Produce Co.,
                                        a Minnesota corporation


                                        By:    [ILLEGIBLE]
                                            ----------------------

                                        Its: Controller
                                            ----------------------

                                        By:
                                            ----------------------

                                        Its:
                                            ----------------------

                      Acceptance and Assumption of Lease


        The undersigned hereby accepts the foregoing Assignment, subject to and upon the terms and conditions set forth above, and hereby agrees to perform and be bound by the provisions of the Lease, from and after the date hereof, as tenant thereunder, jointly and severally with Simply Fresh Fruits, Inc.


ASSIGNEE:                               Davalan Sales, Inc.,
                                        a California corporation

                                        By:      [ILLEGIBLE]
                                            -----------------------

                                        Its: CEO
                                            -----------------------


                                        By:
                                            -----------------------

                                        Its:
                                            -----------------------

        Consented to, Subject To and Upon the Terms and Conditions Set Forth
Above:


Simply Fresh Fruits, Inc.,              Ralphs Grocery Company,
a California corporation                a Delaware corporation


By:    [ILLEGIBLE]                       By:
    --------------------                    -----------------------

Its: President                          Its:
    --------------------                    -----------------------
                                                        "Landlord"

By:
    --------------------

Its:
    --------------------
              "Tenant"

[SIMPLY FRESH FRUIT LETTERHEAD]


                                                        September 12, 1995


                         MEMORANDUM OF UNDERSTANDING

1. SIMPLY FRESH FRUIT and DAVALAN SALES, INC. will basically utilize separate portions of the building and the land. SIMPLY FRESH'S operation will be east of and DAVALAN'S operation shall be west of the line shown on the attached drawing.

2. The rent to Ralph's and all other operating expenses, including insurance, real estate taxes, maintenance of the rest of the property, will be split 40% by SIMPLY FRESH and 60% by DAVALAN.

3. If the purchase option is exercised, the property will be owned by us, or by our respective assignees 50/50, and each will pay 50% to acquire and later own the property, but if one of us wants to exercise the purchase option and the other does not, the one who wants to do so, and the other shall be entitled to continue to occupy its portion of the site paying its old share of the rent, to the end of the original lease term.

4. If either of us fails to pay its respective share of rent or other financial obligations (call the defaulting party "A"), and the other (party "B") comes up the that defaulted share, "B" will be entitled to be repaid by "A" within six
(6) months, plus interest at the maximum non-usurious legal interest rate. If the default continues for sixty (60) days, then, as between themselves, "B" shall be deemed to be a landlord and "A" shall be deemed to be a tenant, and "B" shall be entitled to exercise all statutory possessory and other landlord remedies to evict "A" (and then find a replacement co-tenant), and "A" will be obligated to pay for all of "B's" costs, expenses and damages, including, without limitations; attorney's fees, rent, differential upon the leasing of "A's" portion of the site, broker's commissions, etc., caused by "A's" default.

[SIMPLY FRESH FRUIT LETTERHEAD]
Page Two




5. Each of us will allow the other unrestricted access to its share of the site.

We agree to the above terms.




                                        SIMPLY FRESH FRUIT, INC.


                                        BY /s/ MARK STRONGIN
                                           --------------------------------
                                           MARK STRONGIN


                                        TITLE  PRESIDENT
                                              -----------------------------



                                        DAVALAN SALES, INC.


                                        BY
                                           --------------------------------
                                           DAVID BOUTON


                                        TITLE
                                              -----------------------------